                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                          WAIVER AND AMENDMENT NO. 1

          WAIVER AND AMENDMENT NO. 1 dated as of April 13, 1995, between UNITED STATIONERS SUPPLY CO., a corporation duly organized and validly existing under the laws of the State of Illinois (the "Company"); UNITED STATIONERS INC., a
                                        -------
corporation duly organized and validly existing under the laws of the State of Delaware ("the Guarantor" and, together with the Company, the "Obligors"); each
           -------------                                       --------
of the lenders that is a signatory hereto; and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the Lenders under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent").
                                      -----

          The Company, the Guarantor, certain lenders and the Agent are parties to a Credit Agreement dated as of March 30, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"),
                                                    ----------------
providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders to the Company in an aggregate principal or face amount not exceeding $500,000,000. The Company, the Guarantor, certain lenders and the Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this Waiver
                      -----------
and Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2.  Waivers.  Notwithstanding anything to the contrary
                      -------
contained in Section 9.07, 9.09 or 9.16 of the Credit Agreement and subject to
Section 5 below, but effective as of the date hereof,

          (a) the Lenders hereby agree and consent to the issuance of the Take-Out Notes in an aggregate principal amount not to exceed $150,000,000, provided that the proceeds of such issuance are applied as follows (and the Lenders hereby consent to such application):

               (i) First, an amount of such proceeds equal to (x) $130,000,000
                   -----
          plus (y) accrued interest on the Bridge Loans as of the date of such
          ----
          issuance shall be applied to the payment in full of the Bridge Loans;

               (ii)  Second, $6,500,000 of such proceeds shall be applied to the
                     ------
          prepayment of the Term Loans in accordance with Section 2.09 of the Credit Agreement; and

               (iii)  Finally, the remaining amount of such proceeds shall be
                      -------
          applied to the prepayment of the Revolving Credit Loans; and

          (b) the Lenders hereby agree and consent to the redemption in full (but not any partial redemption) or repurchase of all (but not less than all) of the Guarantor's Class B Preferred Stock at any time, unless a Default has occurred and is continuing at the time the Guarantor has committed so to repurchase or redeem such Class B Preferred Stock, provided that (i) such redemption or repurchase is for an aggregate price of not more than $7,500,000, (ii) the Guarantor shall have received all applicable consents thereto (other than any such consent required under the Credit Agreement waived hereby), (iii) any such Class B Preferred Stock so repurchased shall be immediately retired, (iv) such redemption or repurchase shall be permitted only if the Take-Out Notes are issued in the aggregate principal amount of $150,000,000 and (v) such redemption or repurchase shall have taken place not more than 60 days after the Guarantor has committed to such repurchase or redemption.

          Section 3.  Amendments. Subject to the satisfaction of the conditions
                      ----------
precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          3.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          3.02. Section 9.10 of the Credit Agreement shall be amended by adding immediately after clause (b) thereto the following:

     "minus (c) at any time after the redemption in full or repurchase and retirement of all of the Class B Preferred Stock of the Guarantor, $3,750,000."

          Section 4.  Representations and Warranties. Each of the Guarantor and
                      ------------------------------
the Company represents and warrants to the Lenders that (a) no Default has occurred and is continuing and

(b) the representatives and warranties set forth in Section 8 of the Credit Agreement and in each other Basic Document to which the Guarantor or the Company is a party are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 8 to "this Agreement" included reference to this Waiver and Amendment No. 1.

          Section 5.  Effectiveness.  As provided in Sections 2 and 3 above, the
                      -------------
waivers of and amendments to the Credit Agreement set forth in said Sections 2 and 3 shall become effective, as of the date hereof, upon the execution and delivery hereof.

          Section 6.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement shall remain unchanged and in full force and effect. This Waiver and Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Waiver and Amendment No. 1 by signing any such counterpart. This Waiver and Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                        UNITED STATIONERS SUPPLY CO.


                                        By /s/ ^SIGNATURE APPEARS HERE^
                                          --------------------------------
                                          Title: CFO


                                        UNITED STATIONERS INC.


                                        By /s/ ^SIGNATURE APPEARS HERE^
                                          --------------------------------
                                          Title: CFO


                                        THE CHASE MANHATTAN BANK
                                         (NATIONAL ASSOCIATION)


                                        By /s/ John J. Coyle
                                          -------------------------------
                                          Title: Vice President


                                        ARAB BANKING CORPORATION
                                         (B.S.C.)


                                        By /s/ Grant E. McDonald
                                          -------------------------------
                                          Title: Vice President


                                        BANK OF AMERICA ILLINOIS


                                        By /s/ ^SIGNATURE APPEARS HERE^
                                          -------------------------------
                                          Title: Vice President


                                        THE BANK OF NEW YORK


                                        By /s/ ^SIGNATURE APPEARS HERE^
                                          -------------------------------
                                          Title: Assistant Vice President

                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By /s/ ^SIGNATURE APPEARS HERE^
                                              ----------------------------------
                                              Title: Vice President


                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                                  LTD., CHICAGO BRANCH


                                            By /s/ ^SIGNATURE APPEARS HERE^
                                              ----------------------------------
                                              Title: Vice President & Deputy
                                                     General Manager


                                            NATIONSBANK, N.A. (CAROLINAS)


                                            By /s/ Louise C. Comiskey
                                              ----------------------------------
                                              Title: Vice President


                                            VAN KAMPEN MERRITT PRIME RATE
                                              INCOME TRUST


                                            By /s/ Jeffrey W. Malliet
                                              ----------------------------------
                                              Title: Vice Pres. & Portfolio Mgr.


                                            BANK OF AMERICA ILLINOIS


                                            By /s/ ^SIGNATURE APPEARS HERE^
                                              ----------------------------------
                                              Title: Vice President


                                            BANK ONE, MILWAUKEE, NA


                                            By /s/ ^SIGNATURE APPEARS HERE^
                                              ----------------------------------
                                              Title: Vice President

                                       THE CIT GROUP/BUSINESS CREDIT,
                                         INC.


                                       By /s/ ^SIGNATURE APPEARS HERE^
                                         ---------------------------------
                                         Title: Assistant Secretary


                                       NATIONAL CANADA FINANCE CORPORATION


                                       By /s/ C.F. Martin, Jr.
                                         ---------------------------------
                                         Title: Vice President & Branch Mgr.


                                       By /s/ Leroy A. Irvin
                                         ---------------------------------
                                         Title: Vice President


                                       SANWA BUSINESS CREDIT CORPORATION


                                       By /s/ ^SIGNATURE APPEARS HERE^
                                         ---------------------------------
                                         Title: 1st Vice President


                                       TRANSAMERICA BUSINESS CREDIT
                                         CORPORATION


                                       By /s/ ^SIGNATURE APPEARS HERE^
                                         ---------------------------------
                                         Title: Senior Account Executive


                                       BANK OF SCOTLAND


                                       By /s/ Elizabeth Wilson
                                         ---------------------------------
                                         Title: Vice President & Branch Manager


                                       THE NORTHERN TRUST COMPANY


                                       By /s/ ^SIGNATURE APPEARS HERE^
                                         ---------------------------------
                                         Title: Vice President

                                        CORESTATES BANK, N.A.


                                        By /s/ ^SIGNATURE APPEARS HERE^
                                          ---------------------------------
                                          Title: Vice President


                                        COMERICA BANK


                                        By /s/ ^SIGNATURE APPEARS HERE^
                                          ---------------------------------
                                          Title: Assistant Vice President


                                        THE FIRST NATIONAL BANK OF MARYLAND


                                        By /s/ ^SIGNATURE APPEARS HERE^
                                          ---------------------------------
                                          Title: Vice President


                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION CHICAGO BRANCH


                                        By /s/ ^SIGNATURE APPEARS HERE^
                                          ---------------------------------
                                          Title: Chief Manager


                                        NBD BANK


                                        By /s/ ^SIGNATURE APPEARS HERE^
                                          ---------------------------------
                                          Title: Vice President


                                        BANQUE PARIBAS


                                        By /s/ Pierre Jean de Filippis
                                          ---------------------------------
                                          Title: General Manager


                                        By /s/ Rosemary Davis
                                          ---------------------------------
                                          Title: Vice President

                                      SOCIETY NATIONAL BANK


                                      By /s/ ^SIGNATURE APPEARS HERE^
                                        --------------------------------
                                        Title: Assistant Vice President


                                      THE BANK OF TOKYO TRUST COMPANY


                                      By /s/ John P. Judge
                                        --------------------------------
                                        Title: ^TO COME^


                                      UNION BANK


                                      By /s/ ^SIGNATURE APPEARS HERE^
                                        -------------------------------
                                        Title: Vice President


                                      MICHIGAN NATIONAL BANK


                                      By /s/ ^SIGNATURE APPEARS HERE^
                                        -------------------------------
                                        Title: Vice President


                                       CREDITANSTALT CORPORATE FINANCE,
                                         INC.

                                      By /s/ Christina T. Schoen
                                        -------------------------------
                                        Title: Vice President


                                      By /s/ Gregory F. Mathis
                                        -------------------------------
                                        Title: Vice President


                                      KEYPORT LIFE INSURANCE COMPANY


                                      By /s/ Stewart R. Morrison
                                        -------------------------------
                                        Title: V.P. and Chief Investment Officer

                                       STICHTING RESTRUCTURED OBLIGATIONS
                                            BACKED BY SENIOR ASSETS 2
                                            (ROSA2)

                                       By CHANCELLOR SENIOR SECURED
                                            MANAGEMENT, INC., as
                                            Portfolio Advisor

                                            By /s/^SIGNATURE APPEARS HERE^
                                              ---------------------------
                                              Title:  Vice President

                                       RESTRUCTURED OBLIGATIONS BACKED
                                            BY SENIOR ASSETS B.V.

                                       By CHANCELLOR SENIOR SECURED
                                            MANAGEMENT, INC., as
                                            Portfolio Advisor

                                            By /s/ ^SIGNATURE APPEARS HERE^
                                              ----------------------------
                                              Title:  Vice President

                                       CERES FINANCE, LTD.

                                       By CHANCELLOR SENIOR SECURED
                                            MANAGEMENT, INC., as
                                            Financial Managager

                                            By /s/ ^SIGNATURE APPEARS HERE^
                                              ----------------------------
                                              Title:  Vice President

                                       STRATA FUNDING LTD.

                                       By   CHANCELLOR SENIOR SECURED
                                            MANAGEMENT, INC., AS
                                            Financial Manager

                                            By /s/ ^SIGNATURE APPEARS HERE^
                                              -----------------------------
                                              Title:  Vice President

                                                   THE CHASE MANHATTAN BANK
                                                    (NATIONAL ASSOCIATION),
                                                    as Agent

                                               By /s/ JOHN J. BOYLE
                                                 -------------------------------
                                                 Title:  JOHN J. BOYLE
                                                         VICE PRESIDENT